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EXHIBIT 99.1


HOMELANDDEFENSESTOCKS.COM'S "HOMELAND DEFENSE STOCKS ONLINE INVESTOR CONFERENCE" LIVE TODAY: 13 PUBLIC COMPANIES AND 3 INDUSTRY EXPERTS PRESENT

ALSO FEATURED EXCLUSIVE INTERVIEW WITH DR. HUGO POZA, VP OF HOMELAND DEFENSE FOR RAYTHEON CORPORATION



POINT ROBERTS, WA -- (MARKET WIRE) -- 10/20/04 -- www.HomelandDefenseStocks.com
(HDS), an investor news portal for the homeland defense and security sector, is pleased to host the "Homeland Defense Stocks Online Investor Conference" live today, October 20, 2004, also to be archived following the audio event. The audio online conference is free to interested investors and industry.

Register:
http://www.investorideas.com/Forums/SignIn.aspx?ReturnUrl=%2fforums%2fSecured
%2fHomeland.aspx


The format will be an audio presentation and an accompanying Power Point presentation. Forum/Conference link:
www.HomelandDefenseStocks.com/forums/Portals/homelanddefense.aspx. Login and go directly to live forum page.


Agenda:

9:00 am EST -  BRIAN RUTTENBUR Equity Research Analyst,
                Morgan Keegan & Co. Inc
9:20 am EST -  TASER INTERNATIONALPhil Smith,
                Chairman of the Board
9:40 am EST -  AEGIS ASSESSMENTS
10:00 am EST - SNOCONE SYSTEMS
10:20 am EST - MARKLAND TECHNOLOGIES
10:40 am EST - A.L. ANDREASSEN PALADIN CAPITAL MANAGEMENT, LLC
11:00 am EST - MDM GROUP
11:20 am EST - ONSCREEN TECHNOLOGIES
11:40 am EST - LAW ENFORCEMENT ASSOCIATES LEA INTRO
12:00 pm EST - EXTREME CCTV
12:20 pm EST - BULLDOG TECHNOLOGIES
12:40 pm EST - JACK MALLON Mallon and Associates,
                Division of C.E. Unterberg, Towbin
1:00 pm EST -  NAVICOM WIRELESS (GPS)
1:20 pm EST -  ROAMING MESSENGER
1:40 pm EST -  AETHLON MEDICAL
2:00 pm EST -  GLOBAL MATRECHS

AVAILABLE NOW WhisprWave, Wave Dispersion Technologies

AVAILABLE NOW ALLEN GIBSON INTERVIEWS DR. HUGO POZA, VP FOR HOMELAND SECURITY, RAYTHEON CORPORATION

The HDS website does not make recommendations, but offers a unique free information portal to investors to research news, articles, interviews and a growing list of participating public companies in the sector.


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Presenting Industry Experts:
----------------------------

Alf Andreassen PALADIN CAPITAL MANAGEMENT, LLC www.paladincapgroup.com

Jack Mallon: of Mallon and Associates, Division of C.E. Unterberg, Towbin:
Publisher of leading industry financial newsletter, Mallon's Security Report. www.mallonassociates.com/

Brian Ruttenbur: Equity Research Analyst, Morgan Keegan & Co. Inc
(www.morgankeegan.com): Homeland Security Technology

ALSO featured will be an exclusive interview with Dr. Hugo Poza, VP of Homeland Defense for Raytheon Corporation.

Participating Public Companies:
-------------------------------

Aegis Assessments Inc. (OTC BB: AGSI) www.aegiscorporate.com -- Through the SafetyNet(TM) line of products, Aegis provides wireless security solutions to public safety agencies and commercial security companies for homeland security and life safety applications. Integrating emergency and life safety systems available to the public and private sectors is the new challenge in homeland security that the company's products and technologies address.

Aethlon Medical, Inc. Biodefense -- www.AethlonMedical.com -- Pioneering the development of viral filtration devices to treat HIV/AIDS, Hepatitis-C (HCV), and pathogens that are mass-casualty biological warfare candidates.

Bulldog Technologies, Inc.www.bulldog-tech.com -- Is a leading provider of wireless cargo security solutions that researches, develops and manufactures real-time, comprehensive monitoring and intrusion detection devices for use in the cargo transportation and container storage industry.

Extreme CCTV Inc.www.extremecctv.com -- Is an award-winning, technology-based supplier of security products and is the industry's leading provider of Night Vision products for technical surveillance. Specializing in active-infrared technology, Extreme holds international patents for its innovative surveillance products. Extreme is a GSA-contracted company and has had its products specified for use in government and defense applications across the globe.

Global Matrechs, Incwww.globalmatrechs.com -- Is a licensed technologies business with emerging technologies for nuclear energy storage and containment, Homeland Security, environmental and chemical industries. EKOR(tm), the primary technology, is a silicon-based geocomposite radiation resistant coating/foam used to contain radioactive materials.

Law Enforcement Associates (OTC BB: LENF) www.leacorp.com -- Manufactures and markets a diverse line of undercover surveillance products including a complete line of audio surveillance equipment. LEA currently markets to the Military, law enforcement, security and corrections personnel throughout the world, as well as governmental agencies, multinational corporations and non-governmental organizations.

Markland Technologies, Inc. (OTC BB: MRKL) www.marklandtech.com -- Integrated Homeland Security Technologies: Has three distinct business segments, which address the needs of the Homeland Security marketplace: Chemical Detectors, Border Security and Advanced Technologies.

MDM Group, Inc. (OTC: MDDM) www.mdmgroupinc.com -- ShockRounds(TM) -- Non-Lethal Weapons for Law Enforcement, Military and Anti-Terrorism applications. ShockRounds(TM) enabled ammunition will have the potential to provide more versatile, effective and safe 'hostile situation' solutions for law enforcement, military, border control, anti-terrorism and Homeland Security initiatives.

Navicom Wireless GPS, (Wholly owned subsidiary of Automotive Capital Group, Inc.) www.NowGPS.com -- Navicom offers wireless GPS products and service that work in 98% of the US, Canada and Mexico. Navicom is accessed through the Internet to view a vehicle's location, speed, direction, reports, perimeter notification, and panic button and disable/enable the car starter. Navicom provides the Inspector General's Office in Washington, DC product and service and is a member of the Homeland Security Industry Association.

OnScreen Technology, Inc. www.onscreentech.com and www.redialert.com -- Developing next-generation portable LED video displays utilizing a revolutionary patent-pending architecture that enables rapid signage and visual communication during catastrophic events.

Roaming Messenger, Inc.www.roamingmessenger.com -- Wireless solution for delivering real-time actionable information, with applications in homeland security.

Snocone Systems Inc.www.snoconesystems.com -- Mobile Surveillance and Monitoring with Real Time Video Surveillance Via Cellular Phones: Handheld surveillance devices in Homeland and Personal Security. These applications will be made available to government agencies, police departments and the general public.

TASER International, Inc.www.taser.com -- Its latest product, the TASER X26 is 60% smaller and lighter than the ADVANCED TASER M26 and reduces injury rates to suspects and officers, thereby lowering liability risk and improving officer safety. TASER(R) technology is currently in testing or deployment at over 5,500 law enforcement and correctional agencies in the U.S. and Canada.

Participating Private Company
-----------------------------

Wave Dispersion Technologies, Inc. (WDT) has been developing the WhisprWave(R) floating articulated breakwater technology to afford erosion control protection to shoreline beaches, coastal marinas, anchorages, and other areas subject to destructive or annoying erosionary wave / wake forces. The potential uses for the WhisprWave(R) technology have, over the last few years, expanded far beyond its environmental-focused beach erosion protection to include marine port security and global antiterrorism applications. http://whisprwave.com/

HomelandDefenseStocks.com includes a growing list of public companies in the sector. Click here for a partial list of companies involved in homeland defense and security technology and solutions in Airport Security, Biodefense, Biometrics, Defense, Internet Security, Integrated Security, Military, Border and Port Security.
http://www.HomelandDefenseStocks.com/Companies/HomelandDefense/Stock_List.asp

Disclaimer:
ECON Corporate Services is the owner of the domain www.HomelandDefenseStocks.com.

The site is currently compensated for by its "featured companies." Markland Technologies, Inc. currently pays ECON Ten Thousand Dollars per month. Markland has issued shares to ECON in the past and these payments are for the purpose of including Markland in articles and other promotions. Aegis Assessments, Inc.:
Four thousand dollars per month. Aethlon Medical, Inc.: Three Thousand Dollars per month plus restricted shares equivalent to Five Thousand Dollars per month. Law Enforcement Associates: Four thousand dollars per month. MDM Group, Inc.:
Three Thousand Dollars per month, plus Twenty Thousand shares per month. OnScreen Technology Inc: Three Thousand Dollars, Roaming Messenger, Inc.: Two Thousand Dollars per month and One Thousand Dollars per month equivalent in shares. Snocone Systems, Inc.: Four thousand dollars per month. Bulldog Technologies, Inc.: One Thousand Dollars per month featured Company on HDS current list of stocks. Gabriel Technologies Corp: One Thousand Dollars per month featured Company on HDS current list of stocks.

Disclaimer: www.InvestorIdeas.com/About/Disclaimer.asp

HomelandDefenseStocks.com is a Registered WA Trade Name

Contact:
Dawn Van Zant
Toll free: 800-665-0411
dvanzant@HomelandDefenseStocks.com

Trevor Ruehs
Toll free: 800-665-0411
truehs@HomelandDefenseStocks.com

For Technical Support Contact:
Joe Loeppkyjloeppky@investorideas.com
1-866-741-6471